Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Operating expenses:
Research and development	$ 3,768	$ 3,232
General and administrative	4,467	8,155
Total operating expenses	8,235	11,387
Loss from operations	(8,235)	(11,387)
Other income	0	250
Change in fair value of warrant liability	3	182
Interest income	25	(2,082)
Net loss	(8,207)	(13,037)
Deemed dividend on Series B Warrants	(1,911)	0
Net loss available to common stockholders	$ (10,118)	$ (13,037)
Net loss per share of common stock, basic (in usd per share)	$ (55.21)	$ (5,018.09)
Net loss per share of common stock, diluted (in usd per share)	$ (55.21)	$ (5,018.09)
Weighted-average common shares outstanding, basic (in shares)	183,278	2,598
Weighted-average common shares outstanding, diluted (in shares)	183,278	2,598